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                                                                   EXHIBIT 10.4


                               Amendment to Lease

     The Lease by and between Equity Property Associates I (Landlord) and HADCO Corporation (Tenant) dated March 1, 1992 as amended May 1, 1995 is hereby amended as follows:

     I. Tenant is hereby exercising its rights per Exhibit E - Right of First Refusal to lease the additional 21,105 square feet of space under the following terms:

          a) Effective April 1, 1996 Tenant will occupy 14,802 square feet of lease area and will occupy the remaining 6,303 additional square feet once the existing Tenant, Xircom, Inc. vacates said lease area.

          b) Effective April 1, 1996 the following Articles of the original Lease are amended.

               1.   Tenant Floor Space will be 53,697 square feet (Article 1.4)

               2.   The Annual Fixed Rent will be $323,254.84 (Article 1.6)

               3. The Included Operating Expense Share will be $29,385.47 (Article 1.6)

               4.   The Included Tax Expense Share will be $54,253.97 (Article
                    1.6)

          c) Effective upon the written notice by Landlord of the availability of the remaining 6,303 square feet the following Articles of the original Lease will be amended.

               1.   Tenant Floor Space will be 60,000 square feet (Article 1.4)

               2.   The Annual Fixed Rent will be $361,200.00 (Article 1.6)

               3. The Included Operating Expense Share will be $30,600.00 (Article 1.6)

               4.   The Included Tax Expense Share will be $60,600.00 (Article
                    1.6)


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     The effective date of this Amendment will be April 1, 1996.

     All other provisions of the Lease are hereby ratified and confirmed.

     In Witness Whereof, the parties have executed this Amendment to Lease this 1st day of April, 1996.



WITNESS:                              LANDLORD: Equity Property Associates, I

Carol Garabedian                      John W. Merchant, General Partner
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WITNESS:                              TENANT: HADCO Corporation

Carol Walton                          Timothy P. Losik, V.P.
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